UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITY EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2014 (April 22, 2014)

Exact name of registrant as specified in its charter)

Kentucky (State of incorporation)	001-33998 (Commission file number)	61-0156015 (IRS Employer Identification No.)

600 North Hurstbourne Parkway, Suite 400, Louisville, Kentucky 40222 (Address of principal executive offices) (Zip Code)

(502) 636-4400 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (18 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;             Compensatory Arrangements of Certain Officers.

Effective April 22, 2014, Darrell R. Wells retired from the Churchill Downs Incorporated (the “Company”) Board of Directors in accordance with the Company’s mandatory retirement age policy.

After years of exceptional leadership, as a director of the Company, Mr. Wells was named an Emeritus Director at the 2014 Annual Meeting of Shareholders.

Emeritus Directors are available for counsel, but do not attend meetings of the Board of Directors and do not vote on matters presented to the Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto, duly authorized.

CHURCHILL DOWNS INCORPORATED
April 24, 2014	/s/ Alan K. Tse___________________ By: Alan K. Tse Title: Executive Vice President, General Counsel and Secretary